Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Cedric Kushner, the Chief Executive Officer of Cedric Kushner Promotions, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13
(a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Cedric Kushner Promotions, Inc. and will be retained by Cedric Kushner Promotions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Cedric Kushner
------------------
Name: Cedric Kushner
Title: Chief Executive Officer
(Principal Executive Officer)



Date: August 16, 2005